Exhibit 10.5

FIRST AMENDMENT TO

DYNEGY INC. RESTORATION PENSION PLAN

WHEREAS, Dynegy Inc. (the “Company”) has adopted the Dynegy Inc. Restoration Pension Plan (the “Plan”);

WHEREAS, there was an inadvertent reference in the Plan’s definition of “Base Compensation”; and

WHEREAS, the Company desires to amend the Plan to clarify the definition of “Base Compensation” to reflect more clearly the Company’s intended Plan design;

NOW THEREFORE, the Plan shall be amended as follows, effective as of June 1, 2008:

1.     The reference to “PRB” in the definition of “Base Compensation” at Section 2.6 of the Plan shall be deleted.

2.         Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Plan.

3.	As amended hereby, the Plan is specifically ratified and reaffirmed.

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this 28th day of May 2008.

DYNEGY INC.

By:	/s/ Juluis Cox

Julius Cox,

Chairman of Benefit Plans Committee and VP of HR